Exhibit 32.2 Chief Financial Officer Certification (Section 906)

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Ambient Water Corporation, (the "Company") on Form 10-K for the period ending December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Keith White, Principal Accounting Officer of the Company, certify, pursuant to 81 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                    /s/ Keith White

By:       __________________________________

               Chief Financial Officer

March 25, 2016

A signed original of this written statement has been provided to the registrant and will be retained by the registrant to be furnished to the Securities and Exchange Commission or its staff upon request.